UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

Lightning eMotors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

815 14th Street SW, Suite A100

Loveland, Colorado 80537

(Address of principal executive offices, including zip code)

1-800-223-0740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZEV.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 28, 2022, Lightning eMotors, Inc. (the “Company”) furnished a Current Report on Form 8-K (“Original Form 8-K”) with the U.S. Securities and Exchange Commission to report that, on March 28, 2022, the Company issued a press release announcing financial results for the quarter and fiscal year ended December 31, 2021 (the “Original Earnings Release”). In addition to issuing the Original Earnings Release, the Company held a conference call on the same day to discuss its financial results. This Amendment No. 1 to the Original Form 8-K is furnished to include a transcript of such conference call and the supplemental slides referenced during the conference call (the “Earnings Slides”), and to provide some clarification regarding certain financial statements line items that may impact the Company’s results for the quarter and fiscal year ended December 31, 2021 as provided in the Original Earnings Release and the Earnings Slides.

Item 2.02 Results of Operations and Financial Condition.

On March 28, 2022, the Company issued the Original Earnings Release. Also, on March 28, 2022, the Company held a conference call to discuss its financial results. A transcript of the conference call is attached hereto as Exhibit 99.1, and the Earnings Slides are attached hereto as Exhibit 99.2, and each are incorporated herein by reference.

During the conference call, management provided some clarification regarding certain financial statements line items that may impact the Company’s results for the quarter and fiscal year ended December 31, 2021 as provided in the Original Earnings Release and the Earnings Slides. In particular, management explained that its auditor is reviewing $1.8 million of bad debt expense included in the Company’s operating expenses. The outcome of this review may result in one of three possible outcomes compared to the results previously released by the Company in its Original Earnings Release and Earnings Slides: (a) no change to the Company’s financial statements; (b) a decrease in revenue of $1.8 million and a decrease of $1.8 million of bad debt expense with no change to net income or EPS for the quarter and fiscal year ended 2021 or (c) a decrease in the bad debt expense as of December 31, 2021 of $1.8 million, and potentially recording a change in estimate within revenue during fiscal year 2022. The outcome of the review will be reflected in the results filed as part of the Company’s Annual Report on Form 10-K.

The information in this Item 2.02 of this Amendment No. 1 to the Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Transcript of Conference Call held on March 28, 2022

99.2	Slide Presentation for Conference Call held on March 28, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.

Dated: March 28, 2022
	By:	/s/ Timothy Reeser
Chief Executive Officer